                                                                   EXHIBIT 10.43


                      FOURTH AMENDMENT TO CREDIT AGREEMENT


        THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of April 23, 1999 by and among ACME TELEVISION, LLC, a Delaware limited liability company (the "Borrower"); CIBC INC., UNION BANK OF CALIFORNIA, N.A., BANK OF MONTREAL, CHICAGO BRANCH, and NATIONSBANK, N.A. as Lenders under the Credit Agreement referred to below (the "Lenders"); and CANADIAN IMPERIAL BANK OF COMMERCE, as Agent (the "Agent") for the Lenders and such other financial institutions as are or as become Lenders under, and as defined in the Credit Agreement referred to below.

                                    RECITALS

        A. The Borrower, the Lenders and the Agent are parties to a First Amended and Restated Credit Agreement dated as of December 2, 1997, as previously amended by Amendment No. 1 and Amendment No. 2, each dated as of June 30, 1998 and the Third Amendment to Credit Agreement (the "Third Amendment") dated as of March 31, 1999 (as so amended, the "Credit Agreement"). Capitalized terms used herein without definition have the meanings assigned to them in the Credit Agreement, unless otherwise provided.

        B. The Borrower wishes to enter into various agreements providing for the following:

               (1) the acquisition in two stages (collectively, the "Paxson Acquisitions") of the following broadcast television stations;

               WDPX-TV, serving the Springfield and Dayton, Ohio markets, WPXG-TV, serving the Suring and Green Bay, Wisconsin markets, and WPXU-TV, serving the Decatur and Champaign, Illinois markets,

        from Paxson Communications Corporation and its operating subsidiaries (collectively, "PCC"), pursuant to (a) the acquisition of all assets other than FCC Licenses and FAA authorizations for an initial payment of $32,000,000, (b) the execution and delivery of time brokerage agreements, concurrently with such initial payment, pending receipt of the necessary FCC approvals for the transfer of such FCC Licenses ("FCC Transfer Approvals") and (c) payment of $8,000,000 as the balance of the aggregate purchase price for the acquired Stations upon receipt of the FCC Transfer Approvals, all consistent with the terms and conditions of a certain letter of intent dated as of March 22, 1999 (the "Paxson Letter of Intent");

               (2) the execution and delivery by a PCC subsidiary and ACME Television of Tennessee, LLC of a Joint Sales Agreement with respect to WPXK-TV, serving the Jellico and Knoxville, Tennessee markets (the "Paxson JSA") ; and

               (3) arrangement by the Borrower of a secondary programming distribution agreement between The WB Television Network ("WB") and D P Media of Battle Creek, Inc. ("D P Media") providing that WZPX-TV, serving the Grand Rapids and Battle Creek, Michigan markets, will broadcast programming distributed by WB, which will be provided by a designated Subsidiary of the Borrower, all consistent with the terms and conditions of a certain letter of intent dated as of March 22, 1999 (the "D P Media Letter of Intent").

        C. Under the D P Media Letter of Intent, Acme Holdings has agreed to enter into, or cause to be executed, (1) a Joint Sales Agreement with D P Media and ACME Television of Michigan, LLC, a Subsidiary of Borrower relating to WZPX-TV and (2) an option agreement (the "D P Option Agreement") providing a right by D P Media to require Acme Television of Michigan, LLC to purchase the assets and properties constituting WZPX-TV at any time prior to April, 2004 and a right on the part of Acme Television of Michigan, LLC to purchase such assets if D P Media elects to sell WZPX-TV, at an aggregate purchase price of $30,000,000, in each case also to be exercised in two stages (the "D P Media Acquisition"), which D P Option Agreement will not be binding upon the Borrower or any of its Subsidiaries; all consistent with the terms and conditions of the D P Media Letter of Intent.

        D. The Borrower wishes to cause ACME Television of Michigan, LLC, to enter into an assignment agreement with Acme Holdings providing for the assignment to the Borrower of all of the rights and obligations of Acme Holdings under the D P JSA (as hereinafter defined), (the "D P JSA Assignment").

        E. The Borrower wishes to obtain the consent of the Required Lenders to the transactions described in Recitals B and D (the "Transactions") and to certain related financial covenant amendments. Subject to certain terms and conditions set forth herein, the Required Lenders are willing to agree to such request.

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of each of the conditions set forth in SECTION V, and effective on the date of the First Closing under the Paxson Acquisition Agreement (as hereinafter defined), the Lenders hereby agree with the Borrower that the Credit Agreement shall be amended as follows:

        A.     MINIMUM EBITDA.

               (1) SECTION 5.01 of the Credit Agreement is hereby amended by inserting the letter and characters "(a)" at the beginning of the first sentence thereof and by adding at the end of such designated SECTION 5.01(a) the following:

        For purposes of calculating EBITDA for the periods of four (4) fiscal quarters ending on June 30, 1999 and September 30, 1999, Net Income shall not include the net income or



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

        loss of, or attributable to, WDPX-TV, WPXG-TV, WPXU-TV or WZPX-TV the Paxson Stations or the D P Station.

               (2) SECTION 5.01 is further amended by adding a new subsection
        (b) thereof reading in its entirety as follows:

               (b) Not permit EBITDA allocable to WDPX-TV, WPXG-TV, WPXU-TV and WZPX-TV to be less than (i) ($1,100,000) in the fiscal quarter ended June 30, 1999 or (ii) ($1,400,000) in the fiscal quarter ended September 30, 1999.

        B.     MAXIMUM SECURED DEBT LEVERAGE.

               (1) SECTION 5.03 of the Credit Agreement is hereby amended by deleting the table set forth therein and substituting therefor the following:

                                                      MAXIMUM RATIO OF SECURED
                     QUARTERLY DATE(S)                 DEBT TO ADJUSTED EBITDA
                     -----------------                 -----------------------
         March 31, 1999                                       3.50:1.00
         June 30, 1999 and September 30, 1999                 5.25:1.00
         December 31, 1999                                    3.50:1.00
         March 31, 2000 and thereafter                        3.00:1.00

               (2) SECTION 5.03 of the Credit Agreement is hereby amended adding at the end thereof the following:

        For purposes of calculating Adjusted EBITDA for the periods of four (4) fiscal quarters ending on June 30, 1999 and September 30, 1999, Net Income shall not include the net income or loss of WDPX-TV, WPXG-TV, WPXU-TV or WZPX-TV.

        C. NO FURTHER AMENDMENTS. Except as specifically amended or waived hereby, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

II.     CONSENTS TO TRANSACTIONS.

        A. KASY AND RELATED CONSENTS AMENDED. The consents set forth in SECTION II of the Third Amendment permitting the consummation of the KASY Acquisition (as a "Permitted Acquisition"), the KWBQ Sale and the KWBQ LMA are hereby amended to provide that the Borrower has withdrawn its request to consummate such transactions and that such transactions will not be effected until consent is again sought and obtained from the Lenders. The Borrower hereby represents and warrants that the maximum liability of the Borrower and its Subsidiaries under the agreements entered into to date with respect to such transactions, in the event the Borrower fails to close thereunder, is $500,000, which is currently on deposit with the escrow agent designated by the parties. The Borrower's counsel shall provide an opinion in connection with this Fourth Amendment and the Paxson Acquisitions providing such additional legal



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        assurances as the Agent shall reasonably request with respect to the
        Borrower's liability in the event the Borrower fails to close thereunder.

        B. CONSENTS TO TRANSACTIONS. Subject to the conditions set forth in
SECTION II(C) below, the Required Lenders hereby consent to the following:

               (1) the execution and delivery of an Asset Purchase Agreement dated as of the date hereof by and among (a) Paxson Communications Corporation, Paxson Communications License Company, LLC, Paxson Communications of Green Bay-14, Inc. , Paxson Communications of Dayton-26, Inc., Paxson Dayton License, Inc., Paxson Communications of Decatur -23, Inc. and Paxson Decatur License, Inc. and (b) Acme Television of Ohio, LLC, Acme Television Licenses of Ohio, LLC, Acme Television of Wisconsin, LLC, Acme Television Licenses of Wisconsin, LLC, Acme Television of Illinois, LLC, and Acme Television Licenses of Illinois, LLC, (all Subsidiaries of the Borrower formed for the purpose of acquiring the Stations referred to therein) (the "Paxson Acquisition Agreement"), providing for the Paxson Acquisitions (each of which shall constitute a "Permitted Acquisition" for all purposes of the Credit Agreement);

               (2) in connection with the Paxson Acquisitions and as required under the Paxson Acquisition Agreement, the execution and delivery of
        (a) each of the Time Brokerage Agreements referred to therein (each of which constitutes a "Permitted LMA" since it is being executed in anticipation of a Permitted Acquisition), in the form called for therein (the "Paxson LMAs") and (b) each of the Secondary Affiliation Agreements (as defined in the Paxson Acquisition Agreement) to be entered into after the "Second Closing" thereunder;

               (3)  the execution and delivery of the Paxson JSA;

               (4) the execution and delivery of the Joint Sales Agreement dated as of the date hereof by and between D P Media of Battle Creek, Inc. and Acme Television of Michigan, LLC (the "D P JSA"), together with the D P JSA Assignment as described in the Recitals to this Amendment; and

               (5) the consummation of such Transactions substantially in accordance with the foregoing agreements.

        The Borrower has not submitted a request for the consent of the Required Lenders to the D P Acquisition, nor is any such consent contemplated at this time.

        C. CONDITIONS TO CONSENTS. The foregoing consents are subject to the following express conditions:

               (1) The Paxson LMAs, the Paxson Acquisition Agreement, the Paxson JSA, the D P JSA and all agreements and instruments related thereto or executed from time to time thereunder (collectively, the "Paxson and D P Media Transaction Documents") shall be collaterally assigned to the Agent and the Lenders (with full rights to reassign as



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

        necessary upon assignment of the Obligations or in connection with a foreclosure) to secure the Obligations, with the written consent of all other parties thereto in form and substance satisfactory to the Agent, as required under SECTION 2.01 of the Credit Agreement.

               (2) The rights and obligations of ACME Holdings under the D P JSA shall be freely assignable by Acme Holdings to Borrower.

               (3) The aggregate monthly LMA payments due and payable under the Paxson LMAs shall not exceed the amounts set forth in the Paxson Letter of Intent.

               (4) The Borrower and its Subsidiaries shall satisfy all of the conditions to Permitted Acquisitions set forth in the definition of such term (after the first paragraph thereof) in a timely manner, unless otherwise permitted by the Agent (it being understood that:

                      (a) certain real estate collateral requirements may be
               deferred in the Agent's discretion for full satisfaction on or before May 22, 1999,

                      (b) the updated Projections submitted in connection
               therewith may not reflect full future compliance with financial covenants (but no waiver of such compliance shall be implied therefrom) and

                      (c) the Companies shall be permitted to consummate the
               Paxson Acquisitions and the D P Acquisition upon receipt of the applicable FCC Transfer Approvals and prior to so-called "Final Orders" if required under the Paxson Acquisition Agreement.

               (5) Without limitation of the foregoing, the Borrower shall (i) deliver to the Agent a fully completed Acquisition Compliance Checklist together with the Officer's Compliance Certificate (with all attachments) required to be delivered prior to or concurrently with the closing of such Permitted Acquisition (see SCHEDULE 11.02(a) to the Credit Agreement and EXHIBIT A thereto), and (ii) cause the acquiring Subsidiaries to enter into all Security Documents required under SECTION
        2.01 of the Credit Agreement.

               (6) Prior to the First Closing under (and as defined in) the Paxson Acquisition Agreement, the Borrower shall have received at least $7,000,000 in additional cash equity contributions, the proceeds of which shall be applied to finance a portion of the Paxson Acquisitions, and shall have obtained a commitment for an additional $8,000,000 in cash equity to finance the balance of the purchase price, which commitment shall be evidenced by documents satisfactory in from and substance to the Agent.

               (7) Prior to the Second Closing under (and as defined in) the Paxson Acquisition Agreement, the Borrower shall have received at least $8,000,000 in additional cash equity contributions, the proceeds of which shall be applied to finance a portion of the Paxson Acquisitions.



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               (8) Any Loans requested in connection with the foregoing shall be subject to the conditions applicable thereto set forth in ARTICLE II of the Credit Agreement.

III.    REFERENCES IN SECURITY DOCUMENTS; CONFIRMATION OF SECURITY.

        All references to the "Credit Agreement" in all Security Documents, and in any other Loan Documents shall, from and after the date hereof, refer to the Credit Agreement, as amended by this Amendment, and all obligations of the Borrower under the Credit Agreement, as amended, shall be secured by and be entitled to the benefits of said Security Documents and such other Loan Documents. All Security Documents heretofore executed by the Borrower and its Subsidiaries shall remain in full force and effect and such Security Documents, as amended hereby, are hereby ratified and affirmed.

IV.     REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE  BORROWER.

        The Borrower hereby represents and warrants to, and covenants and agrees with, the Lenders that:

        A. The execution and delivery of this Amendment have been duly authorized by all requisite corporate action on the part of the Borrower.

        B. The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment as though made at and as of such date. No material adverse change has occurred in the assets, liabilities, financial condition, business or prospects of the Borrower and its Subsidiaries from that disclosed in the financial statements most recently furnished to the Lenders. No Default has occurred and is continuing.

        C. Neither the Borrower nor any Affiliate of the Borrower, including each of the Subsidiaries party to the Paxson Acquisition Documents, is required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency or any other person or entity in connection with or as a condition to the execution, delivery or performance of this Amendment or the other Loan Documents contemplated hereby, (the "Documents").

        D. This Amendment and the other Documents constitute the legal, valid and binding obligations of the Borrower and its Affiliates enforceable against them, jointly and severally, in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right thereunder.



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
        E. The Borrower will satisfy all of the conditions set forth in SECTION
V.

V. CONDITIONS. The willingness of the Agent and the Lenders to amend the Credit Agreement and grant the foregoing consents, is subject to the following conditions precedent and subsequent (in addition to the conditions set forth or referred to in SECTION II above):

        A. The Borrower shall have executed and delivered to the Agent (or shall have caused to be executed and delivered to the Agent by the appropriate persons) the following:

               1.     On or before the date hereof:

                      (a)  This Amendment; and

                      (b) True and complete copies of any required managers',
               members', stockholders' and/or directors' consents and/or resolutions, authorizing the execution and delivery of this Amendment and the other Documents contemplated hereby, certified by the Manager or Secretary of the appropriate Company, if needed.

               2. Such other supporting documents, opinions and certificates as the Agent or its counsel may reasonably request, within the time period(s) reasonably designated by the Agent or its counsel.

        B. All legal matters incident to the transactions hereby contemplated shall be reasonably satisfactory to the Agent's counsel.

VI.     MISCELLANEOUS.

        A. As provided in the Credit Agreement, the Borrower agrees to reimburse the Agent upon demand for all reasonable fees and disbursements of counsel to the Agent incurred in connection with the preparation of this Amendment and the other Documents.

        B. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

        C. This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same Amendment. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as an in-hand delivery of an original executed counterpart hereof.



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

      IN WITNESS WHEREOF, the Agent, the Borrower and the Lenders have caused this Amendment to be duly executed as a sealed instrument by their duly authorized representatives, all as of the day and year first above written.


                                       ACME TELEVISION, LLC

                                       By /s/ Thomas Allen
                                          --------------------------------------
                                          Name: Thomas Allen
                                          Title:


                                       CANADIAN IMPERIAL BANK OF
                                       COMMERCE, AS AGENT


                                       By /s/ Harold Birk
                                          --------------------------------------
                                          Harold Birk, Executive Director
                                          CIBC Oppenheimer Corp., as Agent


                                       CIBC INC.


                                        By /s/ Harold Birk
                                           -------------------------------------
                                           Harold Birk, Executive Director
                                           CIBC Oppenheimer Corp., as Agent


                                       NATIONSBANK, N.A.


                                       By /s/ Scott Hartwig
                                          --------------------------------------
                                          Scott Hartwig, Vice President



                                       UNION BANK OF CALIFORNIA, N.A.


                                       By
                                         ---------------------------------------
                                         Christine Ball, Vice President


                             (signatures continued)

                                       BANK OF MONTREAL, CHICAGO BRANCH


                                       By /s/ C.T. Young
                                          --------------------------------------
                                          Christopher T. Young, Director

                              JOINDER BY GUARANTORS

      The undersigned hereby jointly and severally join in the execution of the foregoing Fourth Amendment to Credit Agreement dated as of April 23, 1999 (the "Amendment") to which this Joinder is attached to confirm their respective consents to all of the transactions contemplated by the Amendment and all agreements and instruments executed and delivered in connection therewith and hereby jointly and severally reaffirm and ratify their respective Guarantees and all agreements securing such Guarantees, all of which shall in all respects remain in full force and effect and shall continue to guarantee any and all indebtedness, obligations and liabilities of the Borrower to the Agent and the Lenders, whether now existing or hereafter arising, on the same terms and conditions as are set forth in their respective Guarantees.

                                   ACME Television of Oregon, LLC
                                   ACME Television Licenses of Oregon, LLC
                                   ACME Television of Tennessee, LLC
                                   ACME Television Licenses of
                                   Tennessee, LLC
                                   ACME Television of Utah, LLC
                                   ACME Television Licenses of Utah, LLC
                                   ACME Television of New Mexico, LLC
                                   ACME Television Licenses of New Mexico, LLC
                                   ACME Subsidiary Holdings III, LLC
                                   ACME Television of Missouri, Inc.
                                   ACME Television Licenses of Missouri, LLC
                                   ACME Television of Florida, LLC
                                   ACME Television Licenses of Florida, LLC


                                   By: /s/ Thomas Allen
                                       --------------------------------------
                                       Duly authorized signatory as to all